September 28, 2011

VIA FACSIMILE AND FEDEX OVERNIGHT

Commerce Court Small Cap Value Fund, Ltd.

Fiduciary Services (BVI) Limited

Qwomar Complex, 4th Floor

P.O. Box 3170

Road Town, Tortola

British Virgin Islands

Attn: Peter W. Poole

Tel: (284)494-8086

Fax: (284)494-9474

With a copy to:

Greenberg Traurig, LLP

The MetLife Building

200 Park Avenue

New York, NY 10166

Attn: Anthony J. Marsico, Esq.

Tel: (212) 801-9200

Fax: (212) 801-6400

Re:	Common Stock Purchase Agreement, dated as of May 19, 2010, by and between NeoStem, Inc. and Commerce Court Small Cap Value Fund, Ltd. (the "Purchase Agreement")

Ladies and Gentlemen:

Pursuant to Section 7.1 of the Purchase Agreement, this letter constitutes formal written notice of termination of the Purchase Agreement, which termination shall be effective October 3, 2011.

We remain open to future endeavors on mutually acceptable terms.

Very truly yours,

NEOSTEM, INC.

By:	/s/ Robin L. Smith
Name: Robin L. Smith, M.D.
Title: Chief Executive Officer

420 Lexington Avenue | Suite 450 | NYC | 10170 | Phone: (212) 584-4180 | Fax: (646) 514-7787

www.neostem.com